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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of HORIZON GROUP, INC., a Michigan corporation (the "Company"), does hereby constitute and appoint NORMAN PERLMUTTER, RONALD
L. PIASECKI and JAMES S. O'BRIEN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 18th day of March, 1997.


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
/s/ Norman Perlmutter                                       Director and Chairman of the Board of
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Norman Perlmutter                                           Directors

/s/ Ronald L. Piasecki                                      Director and President (Principal Executive
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Ronald L. Piasecki                                          Officer)


/s/ William P. Dickey                                       Director
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William P. Dickey

/s/ Edwin N. Homer                                          Director
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Edwin N. Homer

/s/ Martin Sherman                                          Director
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Martin Sherman

/s/ Francis T. Vincent, Jr.                                 Director
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Francis T. Vincent, Jr.


/s/ Joe Cattivera                                           Executive Vice President (Principal Financial
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Joe Cattivera                                               Officer)

/s/ Richard Phillips                                        Vice President (Principal Accounting Officer)
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Richard Phillips

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